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                                                               EXHIBIT 10(b)(2)

                                PROMISSORY NOTE
                               (No Recourse Note)

                                                  Dated as of February 17, 2000
                                           Executed at: _______________________

         FOR VALUE RECEIVED, ROBERT ONISKO ("Maker") hereby promises to pay to the order of KOGER EQUITY, INC., a Florida corporation ("Lender"), at its offices at 8880 Freedom Crossing Trial, Jacksonville, Florida 32256 (or at such other place or places as Lender or the holder hereof may designate in writing, from time to time), the principal sum advanced to Maker pursuant to the Loan Agreement (defined below) as such principal sum is outstanding as indicated on the Draw Schedule (defined below) upon Maker's purchase of Loan Stock pursuant to Plan Purchases or Subsequent Plan Purchases (as defined in the Loan Agreement), or such lesser sum as has been advanced and is outstanding at the time when payment is due hereunder, in lawful money of the United States of America, together with interest accruing thereon from the date of such advances at the rates and times hereinafter provided, calculated on the daily principal balances from time to time outstanding. This Promissory Note (this "Note") is given by Maker pursuant to the terms of that certain Stock Purchase and Loan Agreement dated the date hereof between Maker and Lender (the "Loan Agreement"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

         Lender is hereby authorized to record on the Draw Schedule attached hereto as Exhibit "A" ("Draw Schedule") and incorporated herein the (a) date and amount of each advance by Lender, and (b) date and amount of each principal payment made by Maker with respect to the principal amount outstanding under this Note; provided, however, that the failure of Lender to make any such entry shall not limit or otherwise affect the obligations of Maker under this Note, or the right of Lender to enforce the terms of this Note against Maker. The aggregate unpaid principal amount advanced and Outstanding as set forth from time to time in the Draw Schedule, or any continuation thereof, shall be rebuttable presumptive evidence of the unpaid principal amount due under this Note.

         1.       Interest.

                  Interest shall accrue on the unpaid principal balance of this Note from the date such principal is advanced as set forth in the Draw Schedule at the LIBOR Market Index Rate, plus one hundred fifty (150) basis points, as that rate may change on each Payment Date (defined below) in accordance with changes in the LIBOR Market Index Rate (the "Interest Rate"). "LIBOR Market Index Rate," for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Lender from another recognized source of interbank quotation). Notwithstanding the foregoing, the Interest Rate hereunder shall be limited to a maximum of ten percent (10%) per annum.


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         2.       Payments. The debt evidenced by this Note shall be repaid as follows:

                  (i) Commencing on the last calendar day of June, and thereafter on the last calendar day of each of the months of September, December, March and June (each a "Payment Date") until the Maturity Date (defined below), monthly payments of interest only, in arrears, at the Interest Rate, shall be due and payable by Maker to Lender;

                  (ii) Unless payable earlier pursuant to the terms hereof, the total unpaid principal amount disbursed by Lender to Maker under this Note, and then outstanding, plus all accrued but unpaid interest and any other sums owing by Maker to Lender under the terms of the Loan Documents, shall be due and payable on the last day of the earlier of: (i) ten
                           (10) years from the date of this Note, to wit:
                           February 17, 2010; or (ii) the second anniversary of Maker's termination of employment by Lender under the Employment Agreement with "Cause" pursuant to
                           Section 4(c) of Maker's Employment Agreement with Lender, dated as of February 17, 2000 (such date is referred to herein as the "Maturity Date"); and

         3. Prepayment. This Note may be prepaid in whole or in part at any time without penalty or premium.

         4. Late Charge. In the event that Maker fails to pay any payment of principal and/or interest within thirty (30) days after such payment is due, a late charge equal to five percent (5%) of the amount of such payment shall be due and payable. From and after the date upon which any payment of principal or interest hereunder becomes due and payable (whether by acceleration or otherwise) if the same is not paid within thirty (30) days of such due date, interest shall be payable on all sums outstanding hereunder at the maximum rate permitted by applicable law, and shall be due and payable ON DEMAND.

         5. Intent Not to Commit Usury. Nothing herein contained, nor any transaction related thereto, shall be construed or so operate as to require Maker to pay interest at a greater rate than is now lawful in such case to contract for, or to make any payment, or to do any act contrary to applicable law. Should any interest or other charges paid by Maker, or parties liable for the payment of this Note, in connection with the loan evidenced by this Note, Loan Agreement securing the payment of this Note, or any other document delivered in connection with the loan evidenced hereby, result in the computation or earning of interest in excess of the maximum rate of interest that is legally permitted under applicable law, then any and all such excess shall be and the same is hereby waived by Lender and holder hereof, and any and all such excess shall be automatically credited against and in reduction of the balance due under this indebtedness, and the portion of said excess which exceeds the balance due under this indebtedness shall be paid by Lender to Maker and parties liable for the payment of this Note.


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         6.       Default. In addition to such other remedies as may be
available to Lender, upon the occurrence of any Event of Default (as defined in the Loan Agreement or the Security Agreement) which remains uncured for a period of thirty (30) days, then Lender or the holder hereof may, elect to declare and may demand payment in full of the entire unpaid principal amount outstanding hereunder, together with interest accrued thereon.

         7. NO RECOURSE AS TO PRINCIPAL. EXCEPT AS PROVIDED BELOW, THIS NOTE SHALL BE NON-RECOURSE TO MAKER SUCH THAT LENDER SHALL NOT SEEK TO ENFORCE AGAINST MAKER INDIVIDUALLY, ANY MONETARY JUDGEMENT WITH RESPECT TO THE SUMS DUE UNDER THIS NOTE EXCEPT THROUGH RECOURSE TO THE COLLATERAL GIVEN AS SECURITY FOR THIS NOTE AND SOLELY AGAINST SUCH COLLATERAL. THE NON-RECOURSE NATURE OF THIS
NOTE IS A MATERIAL INDUCEMENT TO MAKER BORROWING FUNDS FROM LENDER UNDER THIS NOTE, ENTRY INTO THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, MAKER SHALL BE INDIVIDUALLY LIABLE FOR ONE HUNDRED PERCENT (100%) OF THE INTEREST DUE UNDER THE NOTE INSOFAR AS THE COLLATERAL GIVEN AS SECURITY FOR REPAYMENT IS INSUFFICIENT TO PAY SUCH INTEREST.

         8. Waivers; Attorneys' Fees; Venue. Maker and all endorsers and guarantors of this Note hereby waive demand, presentment, notice of non-payment (except as provided herein), dishonor and protest, and agree in case suit shall be brought for the collection hereof, or if it is necessary to place the same in the hands of an attorney for collection, to pay reasonable attorneys' fees for making such collection, including but not limited to, all fees and costs incident to any appellate, post-judgment, and bankruptcy proceedings that may result, whether the holder hereof is obligated therefor or not. Maker agrees that Palm Beach County, Florida is the proper venue for any and all legal proceedings arising out of this Note.

         9. Governing Law. The provisions of this Note and the provisions of the Loan Agreement, and any other document or instrument evidencing or securing the loan evidenced by this Note, shall be construed according to the laws of the State of Florida, except if federal law would allow the payment of interest hereunder at a higher maximum rate than would applicable Florida law, such federal law shall apply to the determination of the highest applicable lawful rate of interest hereunder.

         10. Amendment. This Note may not be amended or modified, nor shall any waiver of any provisions hereof be effective, except by an instrument in writing executed by the holder of this Note.

         11. WAIVER OF JURY TRIAL. THE PARTIES HERETO MUTUALLY AND WILLINGLY WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE BETWEEN THEM WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING WITHOUT LIMITATION, ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S


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CLAIMS WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION, EXECUTION AND
PERFORMANCE OF THE TRANSACTIONS TO WHICH THIS DOCUMENT RELATES.

         IN WITNESS WHEREOF, Maker has executed and delivered this Note to Lender as of the date and year first above written.



                                    MAKER:



                                    /s/ Bob Onisko
                                    ROBERT ONISKO, individually


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                                  EXHIBIT "A"

                            DRAW SCHEDULE FOR DEMAND
                     PROMISSORY NOTE DATED _______ __, 2000


                   Amount of           Amount of        Balance of
Date of            Principal           Principal         Principal            Signature
Transaction        Advanced            Repaid           Outstanding           of Maker
------------      -----------         ----------        -----------        --------------

                                                                           /s/ Bob Onisko
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


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
                   Amount of           Amount of        Balance of
Date of            Principal           Principal         Principal            Signature
Transaction        Advanced            Repaid           Outstanding           of Maker
------------      -----------         ----------        -----------        --------------

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


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
                   Amount of           Amount of        Balance of
Date of            Principal           Principal         Principal            Signature
Transaction        Advanced            Repaid           Outstanding           of Maker
------------      -----------         ----------        -----------        --------------

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


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